UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 29, 2020

TriplePoint Venture Growth BDC Corp.
(Exact name of registrant as specified in its charter)

Maryland	814-01044	46-3082016
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

TriplePoint Venture Growth BDC Corp. 2755 Sand Hill Road, Suite 150 Menlo Park, California	94025
(Address of principal executive offices)	(Zip Code)
(650) 854-2090
(Registrant’s telephone number, including area code)
n/a
(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TPVG	New York Stock Exchange
5.75% Notes due 2022	TPVY	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)
TriplePoint Venture Growth BDC Corp. (the “Company”) held its 2020 Annual Meeting of Stockholders (the “Annual Meeting”) on May 1, 2020. On May 1, 2020, the Company adjourned the Annual Meeting in order to permit additional time to solicit votes to establish a quorum for the Annual Meeting. The reconvened Annual Meeting (the “Reconvened Meeting”) was held on May 29, 2020. As of April 6, 2020, the record date for the determination of stockholders entitled to notice of, and to vote at, the Reconvened Meeting, 30,746,131 shares of common stock were eligible to be voted in person or by proxy. Of the eligible shares of common stock to be voted, 26,298,686 were voted in person or by proxy at the Reconvened Meeting.

(b)
At the Reconvened Meeting, the Company’s stockholders (i) elected two Class III directors to serve on the Company’s board of directors until the Company’s 2023 annual meeting of stockholders or until their respective successors are duly elected and qualified, and (ii) ratified the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020. The proposals are described in detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on April 6, 2020 (as supplemented on May 6, 2020). The final results for the votes regarding each proposal are set forth below:

(i)	The voting results with respect to the election of two Class III directors were as follows:

Name	Votes For	Votes Withheld	Broker Non-Votes
James P. Labe	14,460,473	711,494	11,126,719
Cynthia M. Fornelli	14,617,268	554,699	11,126,719

(ii)
The voting results with respect to the ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2020 were as follows:

Votes For	Votes Against	Abstain	Broker Non-Votes
25,708,592	210,487	379,607	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TriplePoint Venture Growth BDC Corp.

By:	/s/ James P. Labe
Name:	James P. Labe
Title:	Chief Executive Officer
Date: June 1, 2020